UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 2, 2025
Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)

(801) 345-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 par value	NUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 2, 2025, Mavely Seller LLC (“Seller”), a Delaware limited liability company and subsidiary of Nu Skin Enterprises, Inc. (the “Company”), entered into a Unit Purchase Agreement (the “Purchase Agreement”) with Clout.io Holdings, Inc., a Delaware corporation (“Purchaser”), Mavrck LLC, a Delaware limited liability company and direct wholly-owned subsidiary of Purchaser (“Mavrck”), and Mavely LLC, a Delaware limited liability company (“Mavely”), pursuant to which, among other things, Purchaser purchased all of Seller’s equity in Mavely for total consideration consisting of $230 million in cash, subject to certain adjustments as set forth in the Purchase Agreement, including post-closing determination of net working capital and other elements of the purchase price, and a number of shares of Purchaser’s common stock valued by the parties at $20 million (such equity purchase and related transactions, collectively, the “Mavely Transaction”). A portion of the aggregate cash purchase price will be held in escrow to secure certain purchase price reconciliation processes.  Following the completion of certain payments to other equity holders in Seller to be made at and following the closing of the Mavely Transaction, the Company and its subsidiaries expect to retain approximately $207 million of cash, subject to certain adjustments as set forth in the Purchase Agreement, and a number of shares of Purchaser’s common stock valued at $10 million.

The Purchase Agreement includes customary representations, warranties, covenants and releases by Purchaser, Mavely and Seller. The Purchase Agreement also includes certain post-closing indemnification provisions in favor of Purchaser.

In connection with the Mavely Transaction, Mavely is expected to continue to provide certain technology and social commerce capabilities to support the Company’s affiliate marketing business.

The foregoing description has been included to provide investors with information regarding the terms of the transactions described above, and is not intended to provide any factual information about the parties or the Company’s business.  The Purchase Agreement contains representations and warranties that the parties made solely for the benefit of each other.  These representations and warranties (a) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may apply materiality standards different from what may be viewed as material to investors and shareholders and (c) are made only as of the date of the Purchase Agreement, and/or as of such other date or dates as may be specified in the Purchase Agreement.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which information may or may not be fully reflected in the Company’s public disclosures.  Investors and shareholders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances regarding the Company at this time or any other time.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.01.  The Mavely Transaction closed on January 2, 2025.

The Company is also filing herewith certain pro forma financial information related to the Mavely Transaction, which is attached hereto as Exhibit 99.2.

Item 7.01	Regulation FD Disclosure.

On January 3, 2025, the Company issued a press release announcing the Mavely Transaction. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the Mavely Transaction as required by Item 9.01(b) is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1	Unit Purchase Agreement, dated as of January 2, 2025, by and among Mavely Seller LLC, Mavely LLC, Clout.io Holdings, Inc. and Mavrck LLC.
99.1	Press Release, dated as of January 3, 2025.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act that represent the Company’s current expectations and beliefs. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and include, but are not limited to, statements regarding the consideration to be retained by the Company and its subsidiaries relating to the Mavely Transaction, management’s expectations regarding achievement of the Company’s vision, the future performance and capabilities of the ongoing Mavely business, the benefits of the continuing commercial services arrangement with Mavely, and planned uses of cash received in connection with the Mavely Transaction. In some cases, you can identify these statements by forward-looking words such as “will,” “plan,” “believe,” “achieve,” “expect,” and “anticipate,” the negative of these words and other similar words.

The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to, the following:

•
the net proceeds to be retained by the Company and its subsidiaries in connection with the closing of the Mavely Transaction are subject to adjustments as set forth in the Purchase Agreement, including post-closing determination of working capital and other elements of the purchase price, which may reduce the amount of consideration to be retained by the Company and its subsidiaries;

•
risk that the Purchaser, Mavrck, and Mavely companies may encounter difficulties integrating their businesses or achieving the synergies that are anticipated from the transaction, or risks associated with not providing services to the company as currently anticipated;

•	any failure of current or planned initiatives or products to generate interest among the Company’s sales force and customers and generate sponsoring and selling activities on a sustained basis;
•
risk that direct selling laws and regulations in any of the Company’s markets, including the United States and Mainland China, may be modified, interpreted or enforced in a manner that results in negative changes to the Company’s business model or negatively impacts its revenue, sales force or business, including through the interruption of sales activities, loss of licenses, increased scrutiny of sales force actions, imposition of fines, or any other adverse actions or events;

•	economic conditions and events globally;
•	competitive pressures in the Company’s markets;
•	risk that epidemics, including COVID-19 and related disruptions, or other crises could negatively impact our business;

•	adverse publicity related to the Company’s business, products, industry or any legal actions or complaints by the Company’s sales force or others;
•	political, legal, tax and regulatory uncertainties, including trade policies, associated with operating in Mainland China and other international markets;
•	uncertainty regarding meeting restrictions and other government scrutiny in Mainland China, as well as negative media and consumer sentiment in Mainland China on our business operations and results;
•	risk of foreign-currency fluctuations and the currency translation impact on the Company’s business associated with these fluctuations;
•	uncertainties regarding the future financial performance of the businesses the Company has acquired;
•
risks related to accurately predicting, delivering or maintaining sufficient quantities of products to support planned initiatives or launch strategies, and increased risk of inventory write-offs if the Company over-forecasts demand for a product or changes its planned initiatives or launch strategies;

•
regulatory risks associated with the Company’s products, which could require the Company to modify its claims or inhibit its ability to import or continue selling a product in a market if the product is determined to be a medical device or if the Company is unable to register the product in a timely manner under applicable regulatory requirements; and

•
the Company’s future tax-planning initiatives, any prospective or retrospective increases in duties or tariffs on the Company’s products imported into the Company’s markets outside of the United States, and any adverse results of tax audits or unfavorable changes to tax laws in the Company’s various markets.

The Company’s forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the Company with the SEC. The forward-looking statements set forth the Company’s beliefs as of the date that such information was first provided, and the Company assumes no duty to update the forward-looking statements contained in this release to reflect any change except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ James D. Thomas
James D. Thomas
Chief Financial Officer

Date: January 3, 2025